UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2012

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34115	04-3387074
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

Sonus Networks, Inc. (“Sonus”) intends to issue a press release on June 19, 2012 announcing entry into an Agreement and Plan of Merger, dated as of June 18, 2012 (the “Merger Agreement”), by and among Sonus, Navy Acquisition Subsidiary, Inc. (“Transitory Subsidiary”) and Network Equipment Technologies, Inc. (“NET”), which Merger Agreement provides, subject to the conditions specified the Merger Agreement (including among other things, approval of the transaction by NET’s stockholders), for the acquisition of NET by Sonus through a merger of Transitory Subsidiary with and into NET with NET surviving and becoming a wholly owned subsidiary of Sonus.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In addition, on June 19, 2012 Sonus intends to hold an investor call and distribute a Q&A to investors with respect to the Merger Agreement.  Copies of the presentation to be distributed in connection with the call and the Q&A are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this current report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections.

Item 8.01.                                          Other Events.

The matter disclosed under Item 7.01 above are hereby Incorporated by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1

Joint Press Release issued by Sonus Networks, Inc. and Network Equipment Technologies, Inc., entitled, “Sonus Networks Announces Definitive Agreement to Acquire Network Equipment Technologies,” dated June 19, 2012.

99.2	Sonus Networks, Inc. Corporate Presentation, dated June 19, 2012.

99.3	Sonus Networks, Inc. Q&A, dated June 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: June 19, 2012	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Joint Press Release issued by Sonus Networks, Inc. and Network Equipment Technologies, Inc., entitled, “Sonus Networks Announces Definitive Agreement to Acquire Network Equipment Technologies,” dated June 19, 2012.

99.2	Sonus Networks, Inc., Corporate Presentation, dated June 19, 2012.

99.3	Sonus Networks, Inc., Q&A, dated June 19, 2012.